Schedule A

TRADE DATE	CUSIP	SETTLEMENT DATE	MATURITY DATE	NEXT PAY DATE	CALL TYPE DESC	CALL STYLE DESC	RATE TYPE SUBTYPE	NEXT CALL DATE	COUPON PCT	BANK PAR
							DESC
13-Nov-09	3133XVSK8	11-Dec-09	11-Dec-15	11-Jun-10	Optional Principal	Bermudan	Fixed Step Up	11-Mar-10	2	$15,000,000
					Redemption
13-Nov-09	3133XVT43	02-Dec-09	02-Dec-24	02-Mar-10	Optional Principal	Bermudan	Variable Range	02-Mar-10		$15,000,000
					Redemption
13-Nov-09	3133XVRS2	16-Nov-09	28-Dec-11	28-Dec-09	Non-Callable		Fixed Constant		1	$150,000,000
13-Nov-09	3133XVS28	02-Dec-09	02-Dec-16	02-Jun-10	Optional Principal	American	Fixed Constant	02-Jun-10	3.75	$50,000,000
					Redemption
13-Nov-09	3133XVSK8	11-Dec-09	11-Dec-15	11-Jun-10	Optional Principal	Bermudan	Fixed Step Up	11-Mar-10	2	$15,000,000
					Redemption
13-Nov-09	3133XVSK8	11-Dec-09	11-Dec-15	11-Jun-10	Optional Principal	Bermudan	Fixed Step Up	11-Mar-10	2	$20,000,000
					Redemption
13-Nov-09	3133XVSM4	11-Dec-09	11-Jun-14	11-Jun-10	Optional Principal	American	Fixed Constant	11-Jun-10	2.74	$50,000,000
					Redemption
13-Nov-09	3133XVSN2	08-Dec-09	08-Jun-15	08-Jun-10	Optional Principal	American	Fixed Constant	08-Jun-10	3.15	$25,000,000
					Redemption
13-Nov-09	3133XVSR3	07-Dec-09	07-Dec-16	07-Jun-10	Optional Principal	European	Fixed Step Up	07-Dec-12	2.25	$15,000,000
					Redemption
13-Nov-09	3133XVSX0	25-Nov-09	25-Nov-24	25-Feb-10	Optional Principal	Bermudan	Variable Range	25-Feb-10		$10,000,000
					Redemption
13-Nov-09	3133XVRY9	04-Dec-09	04-Jun-13	04-Jun-10	Optional Principal	American	Fixed Constant	04-Mar-10	2.15	$25,000,000
					Redemption
12-Nov-09	3133XVSB8	10-Dec-09	10-Dec-21	10-Jun-10	Optional Principal	Bermudan	Fixed Step Up	10-Jun-10	3	$20,000,000
					Redemption
12-Nov-09	3133XVRY9	04-Dec-09	04-Jun-13	04-Jun-10	Optional Principal	American	Fixed Constant	04-Mar-10	2.15	$25,000,000
					Redemption
12-Nov-09	3133XVRD5	02-Dec-09	02-Dec-14	02-Jun-10	Optional Principal	American	Fixed Constant	02-Mar-10	3	$25,000,000
					Redemption
12-Nov-09	3133XVRA1	02-Dec-09	02-Jun-14	02-Jun-10	Optional Principal	American	Fixed Constant	02-Mar-10	2.8	$50,000,000
					Redemption

(1) Call/Amortizing Type Description:

Optional Principal Redemption bonds (callable bonds) may be redeemed by the FHLBank in whole or in part at its discretion on predetermined call dates, according to the terms of the bond.

Indexed Amortizing Notes (indexed principal redemption bonds) repay principal based on a predetermined amortization schedule or formula that is linked to the level of a certain index, according to the terms of the bond.

Scheduled Amortizing Notes repay principal based on a predetermined amortization schedule, according to the terms of the bond.

(2) Call Style Description:

Indicates whether the consolidated obligation is redeemable at the option of the FHLBank, and if so redeemable, the type of redemption provision. The types of redemption provisions are:

American Bonds are redeemable continuously on and after the first redemption date and until maturity.

Bermudan Bonds are redeemable on specified recurring dates on and after the first redemption date, until maturity.

European Bonds are redeemable on a particular date only.

Canary Bonds are redeemable on specified recurring dates on and after the first redemption date until a specified date prior to maturity.

Multi-European Bonds are redeemable on particular dates only.

(3)	Rate Type Description:

Conversion Bonds have coupons that convert from fixed to variable, or variable to fixed, or a mix of capped coupons and non-capped coupons, or from one variable type to another, or from one U.S. or other currency index to another, according to the terms of the bond.

Fixed Bonds generally pay interest at constant or stepped fixed rates over the life of the bond, according to the terms of the bond.

Variable Bonds may pay interest at different rates over the life of the bond, according to the terms of the bond.

(4)	Rate Sub-Type Description:

Constant bonds generally pay interest at fixed rates over the life of the bond, according to the terms of the bond.

Step Down bonds generally pay interest at decreasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.

Step Up bonds generally pay interest at increasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.

Step Up/Down bonds generally pay interest at various fixed rates for specified intervals over the life of the bond, according to the terms of the bond.

Capped Floater bonds have an interest rate that cannot exceed a stated or calculated ceiling, according to the terms of the bond.

Stepped Floater bonds pay interest based on an increasing spread over an index, according to the terms of the bond.

Range bonds may pay interest at different rates depending upon whether a specified index is inside or outside a specified range, according to the terms of the bond.

Single Index Floater bonds pay interest at a rate that increases as an index rises and decreases as an index declines, according to the terms of the bond.

Ratchet Floater bonds pay interest subject to increasing floors, according to the terms of the bond, such that subsequent coupons may not be lower than the previous coupon.